Intangible - mining rights, net	9 Months Ended
Mar. 31, 2012
Intangible Mining Rights Disclosure [Abstract]
Intangible - mining rights, net

Note 12 – Intangible – mining rights, net

Mining rights, net, consisted of the following:

	March 31, 2012	June 30, 2011

Mining rights	$42,967,732	$41,990,576
Accumulated depletion	(13,097,732)	(12,581,711)
Total mining rights, net	$29,870,000	$29,408,865

Depletion expense for the three months ended March 31, 2012 and 2011 amounted to $0 and $379,136, respectively. Depletion expense for the nine months ended March 31, 2012 and 2011 amounted to $221,681 and $1,126,286. Depletion expenses were charged to cost of revenue in the period incurred using the unit-of-production method. No depletion was incurred due to the shutdown of coal mines in September 2011 for the quarter ended March 31, 2012.